Commitments and Contingencies (Details2) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013
COMMITMENTS AND CONTINGENCIES [Abstract]
March 31, 2014	$ 8,506
March 31, 2015	3,628
March 31, 2016	3,754
March 31, 2017	1,926
Total	$ 17,814